UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

Shattuck Labs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39593	81-2575858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 W. 5th Street, Suite 1200

Austin, TX 78701

(Address of principal executive offices including zip code)

(512) 900-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwritten Public Offering

On December 21, 2023, Shattuck Labs, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Evercore Group L.L.C., as the representative of the underwriters named therein (the “Underwriters”) relating to the offering, issuance and sale (the “Offering”) of 4,651,163 shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a public offering price of $6.45 per share (the “Offering”).

The Common Shares were offered pursuant to a shelf registration statement (File No. 333-2635534), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2022 and was amended and declared effective on July 29, 2022. A final prospectus supplement dated December 21, 2023 relating to and describing the terms of the Offering was filed with the SEC on December 22, 2023.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the Common Shares issued in the Offering is filed herewith as Exhibit 5.1.

Private Placement

Also on December 21, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”) pursuant to which the Purchasers agreed to purchase pre-funded warrants to purchase 3,100,823 shares of Common Stock at a purchase price of $6.4499 per pre-funded warrant, which represents the per share public offering price of the Common Shares less the $0.0001 per share exercise price for each pre-funded warrant (the “Private Placement”).

The Securities Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Purchasers, on the other hand, and customary conditions to closing. Also on December 21, 2023, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides that the Company will register the resale of the shares of Common Stock issuable upon the exercise of the pre-funded warrants. The Company is required to prepare and file a registration statement with the SEC no later than thirty days following the closing of the Private Placement, and to use its commercially reasonable efforts to have the registration statement declared effective thirty days thereafter, subject to certain specified penalties if timely effectiveness is not achieved.

The pre-funded warrants to be issued and sold to the Purchasers under the Securities Purchase Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchasers.

The sale of the pre-funded warrants pursuant to the Securities Purchase Agreement has not been registered under the Securities Act or any state securities laws. The pre-funded warrants may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, are an offer to sell or the solicitation of an offer to buy the securities described herein.

The net proceeds to the Company from the Offering and the Concurrent Private Placement, after deducting underwriting discounts and commissions and estimated offering expenses, are expected to be approximately $47.5 million. The Company intends to use such net proceeds, together with existing cash and cash equivalents and investments, for the development of its pipeline candidates, including SL-172154, and working capital and general corporate purposes. The Offering and the Private Placement are expected to close on December 26, 2023.

The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement and the pre-funded warrants are not complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement and the form of pre-funded warrant, copies of which are filed herewith as Exhibits 10.1, 10.2 and 4.1, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 21, 2023, by and between Shattuck Labs, Inc. and Evercore Group L.L.C.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

10.1	Securities Purchase Agreement, dated December 21, 2023, by and between Shattuck Labs, Inc. and each purchaser identified on Annex A thereto.

10.2	Registration Rights Agreement, dated December 21, 2023, by and between Shattuck Labs, Inc. and the several purchasers signatory thereto.

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shattuck Labs, Inc.

Date: December 22, 2023	By:	/s/ Dr. Taylor Schreiber
Dr. Taylor Schreiber Chief Executive Officer (principal executive officer)